UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY	10041
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: October 31

Date of reporting period: October 31, 2008

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / OCTOBER 31, 2008

Legg Mason Partners

Dividend Strategy Fund

Managed by	CLEARBRIDGE ADVISORS

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks capital appreciation, principally through investments in dividend-paying stocks.

What’s inside

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Fund’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

Economic growth in the U.S. was mixed during the 12-month period ended October 31, 2008. Looking back, third quarter 2007 U.S. gross domestic product (“GDP”)i growth was a strong 4.8%. However, continued weakness in the housing market, an ongoing credit crunch and soaring oil and food prices then took their toll on the economy, as fourth quarter 2007 GDP declined 0.2%. The economy then expanded 0.9% and 2.8% during the first and second quarters of 2008, respectively. This rebound was due, in part, to rising exports that were buoyed by a weakening U.S. dollar, and solid consumer spending, which was aided by the government’s tax rebate program. The dollar’s rally and the end of the rebate program, combined with other strains on the economy, then caused GDP to take a step backward in the third quarter of 2008. According to the preliminary estimate released by the U.S. Department of Commerce, third quarter 2008 GDP declined 0.5%.

The latest Bureau of Economic Research release indicates that the U.S. is currently in recession. Evidence supporting this conclusion includes a slowdown in consumer spending, with four consecutive months of declining retail sales from July through October 2008. According to the Department of Commerce, October’s 2.8% fall in retail sales is the sharpest decline since it began tracking this data in 1992. In terms of the job market, the U.S. Department of Labor reported that payroll employment declined in each of the first 10 months of 2008. Year-to-date through October, roughly 1.2 million jobs have been shed and the unemployment rate now stands at 6.5%, its highest level since 1994.

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions. Beginning in September 2007, the Fed reduced the federal funds rateiii from 5.25% to 4.75%. This marked the first such reduction since June 2003. The Fed then reduced the federal funds rate on six additional occasions through April 2008, bringing the federal funds rate to 2.00%. The Fed then shifted gears in the face of mounting inflationary prices and a weakening U.S. dollar. At its meetings in June, August and September 2008, the Fed held rates steady.

Legg Mason Partners Dividend Strategy Fund	I

Letter from the chairman continued

Then, on October 8, 2008, in a global coordination effort with six central banks around the world, interest rates were cut in an attempt to reduce the strains in the global financial markets. At that time, the Fed lowered the federal funds rate from 2.00% to 1.50%. The Fed again cut rates from 1.50% to 1.00% at its regularly scheduled meeting on October 29, 2008. In conjunction with its October meeting, the Fed stated: “The pace of economic activity appears to have slowed markedly, owing importantly to a decline in consumer expenditures. … Moreover, the intensification of financial market turmoil is likely to exert additional restraint on spending, partly by further reducing the ability of households and businesses to obtain credit.”

In addition to the interest rate cuts, the Fed took several actions to improve liquidity in the credit markets. In March 2008, the Fed established a new lending program allowing certain brokerage firms, known as primary dealers, to also borrow from its discount window. Also in March, the Fed played a major role in facilitating the purchase of Bear Stearns by JPMorgan Chase. In mid-September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September. In addition, on October 3, 2008, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by President Bush. As part of TARP, the Treasury had planned to make a $250 billion capital injection into some of the nation’s largest banks. However, in November 2008 (after the reporting period ended), Treasury Secretary Paulson said the Treasury no longer intended to use TARP to purchase bad loans and other troubled financial assets.

The U.S. stock market was extremely volatile and generated poor results during the 12 months ended October 31, 2008. Stock prices declined during each of the first five months of the period. This was due, in part, to the credit crunch, weakening corporate profits, rising inflation and fears of an impending recession. The market then reversed course and posted positive returns in April and May 2008. The market’s rebound was largely attributed to hopes that the U.S. would skirt a recession and that corporate profits would rebound as the year progressed. However, given the escalating credit crisis and the mounting turmoil in the financial markets, stock prices moved lower during four of the last five months of the period, including S&P 500 Indexiv declines of 8.91% and 16.79% in September and October, respectively. All told, the S&P 500 Index returned -36.10% during the 12-month period ended October 31, 2008.

Looking at the U.S. stock market more closely, its descent was broad in scope, with every major index posting double-digit losses. In terms of market capitalizations, large-, mid- and small-cap stocks, as measured by

II	Legg Mason Partners Dividend Strategy Fund

the Russell 1000v, Russell Midcapvi and Russell 2000vii Indexes, returned -36.80%, -40.67% and -34.16%, respectively, during the 12-month period ended October 31, 2008. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthviii and Russell 3000 Valueix Indexes, returned -37.04% and -36.32%, respectively.

A special note regarding increased market volatility

In recent months, we have experienced a series of events that have impacted the financial markets and created concerns among both novice and seasoned investors alike. In particular, we have witnessed the failure and consolidation of several storied financial institutions, periods of heightened market volatility, and aggressive actions by the U.S. federal government to steady the financial markets and restore investor confidence. While we hope that the worst is over in terms of the issues surrounding the credit and housing crises, it is likely that the fallout will continue to impact the financial markets and the U.S. economy during the remainder of the year and into 2009 as well.

Like all asset management firms, Legg Mason has not been immune to these difficult and, in some ways, unprecedented times. However, today’s challenges have only strengthened our resolve to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. And rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from

Legg Mason Partners Dividend Strategy Fund	III

Letter from the chairman continued

various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

December 1, 2008

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

[v]

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

vi

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

vii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

IV	Legg Mason Partners Dividend Strategy Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks capital appreciation, principally through investments in dividend-paying stocks. Under normal market conditions, the Fund invests at least 80% of its assets in dividend-paying stocks. The Fund may, under normal circumstances, invest up to 20% of its assets into other types of equity securities, such as preferred stocks, warrants and securities convertible into common stocks, and in other securities of issuers. The Fund may also make investments in companies that are not expected to pay dividends.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The Fund’s reporting period began amid a rallying bull market for equities that was rapidly overwhelmed by a global credit crisis, centered on defaulting subprime mortgages and related collateralized mortgage securities. As the fiscal year progressed, the mortgage crisis metastasized into an expanding series of escalating financial institution failures and international economic events that constituted a major historical disruption of the global stock and credit markets.

As the fiscal year drew to a close, the month of October took its place in the history books as one of the worst ever for the U.S. stock market. The difficulty was not isolated to the U.S., as fears of a recession and worldwide slowdown led global stock markets to lose trillions in value, while a global sell-off in commodities continued. Consumer confidence in the U.S. dropped a record amount against the prior month, as unemployment rose and headlines highlighted a shift of concerns from commercial and real estate credit to consumer debt and speculation on the severity of an anticipated recession.

Q. How did we respond to these changing market conditions?

A. In general, we have maintained a cautious approach to managing the Fund, paying particular attention to risk management in our fundamental-driven, bottom-up stock selection process. We had been concerned about the sustainability of the overly leveraged homeowner and the dubious lending practices at work in the mortgage market for some time prior to their recent and very public crisis. So, as the stock market and economy began to turn bearish and increasingly volatile during the course of the reporting period, we believed that we had already situated the Fund appropriately, minimizing our exposure to those Financials sector assets that we believed were most at risk from the subprime mortgage market fallout. While the speed with which these mortgage-related problems expanded, and the extent to which they spread, into a near-total credit market shutdown did surprise us, there were no major strategic shifts taken on behalf of the Fund. We did what we could to minimize exposure to the more toxic sectors of the stock market, but those were largely tactical decisions and did not call for a significant revision of our long-term market views or our approach to managing the Fund.

Legg Mason Partners Dividend Strategy Fund 2008 Annual Report	1

Fund overview continued

Performance review

For the 12 months ended October 31, 2008, Class A shares of Legg Mason Partners Dividend Strategy Fund, excluding sales charges, returned -28.23%. The Fund’s unmanaged benchmark, the S&P 500 Indexi, returned -36.10% for the same period. The Lipper Equity Income Funds Category Average1 returned -33.80% over the same time frame.

PERFORMANCE SNAPSHOT as of October 31, 2008 (excluding sales charges) (unaudited)
	6 MONTHS	12 MONTHS
Dividend Strategy Fund — Class A Shares	-23.08%	-28.23%
S&P 500 Index	-29.28%	-36.10%
Lipper Equity Income Funds Category Average[1]	-27.36%	-33.80%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.
Excluding sales charges, Class 1 shares[2] returned -22.92%, Class B shares returned -23.39%, Class C shares returned -23.22% and Class I shares returned -22.95% over the six months ended October 31, 2008. Excluding sales charges, Class 1 shares returned -27.97%, Class B shares returned -28.78% and Class C shares returned -28.55% over the 12 months ended October 31, 2008. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.
Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.
Performance information for the 12-month period is not provided for Class I shares as this share class commenced operations on March 5, 2008.
TOTAL ANNUAL OPERATING EXPENSES (unaudited)
As of the Fund’s most current prospectus dated February 20, 2008, the gross total operating expense ratios for Class 1, Class A, Class B, Class C and Class I shares were 0.85%, 1.34%, 2.13%, 1.66% and 0.63%, respectively.
As a result of expense limitations, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 1.25% for Class A shares and 2.00% for Class B shares.

As a result of an expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class 1 shares will not exceed the total net annual operating expenses of Class A shares less the 12b-1 differential of 0.25%.

These expense limitations may be reduced or terminated at any time.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 313 funds for the six-month period and among the 286 funds for the 12-month period in the Fund’s Lipper category, and excluding sales charges.

[2]

Effective July 27, 2007, Class 1 shares were closed to all new purchases and incoming exchanges. Investors owning Class 1 shares on that date are permitted to continue to maintain their then-current Class 1 shares, but are no longer permitted to add to their Class 1 share positions (excluding reinvestment of dividends and distributions).

2	Legg Mason Partners Dividend Strategy Fund 2008 Annual Report

Q. What were the leading contributors to performance?

A. The Fund’s overall stock selection and overall sector allocation both contributed positively to relative performance for the period, with stock selection accounting for the majority of the Fund’s outperformance. Specifically, stock selection in the Financials, Health Care and Information Technology (“IT”) sectors made significant contributions to relative performance, with stock selection in the Consumer Discretionary and Consumer Staples sectors making smaller contributions. The Fund’s overweight to the Consumer Staples sector and its underweight to the IT sector also helped relative performance for the period. In terms of individual Fund holdings, leading contributors to performance for the period included positions in Wal-Mart Stores Inc. and General Mills Inc., both in the Consumer Staples sector, Chubb Corp. and Hudson City Bancorp Inc., both in the Financials sector, and Weatherford International Ltd. in the Energy sector.

Q. What were the leading detractors from performance?

A. The Fund’s stock selection in the Materials sector, along with its overweight to the Industrials sector and underweights to the Energy and Utilities sectors, detracted from performance as measured against the benchmark. In terms of individual Fund holdings, leading detractors from performance for the period included General Electric Co. and Honeywell International Inc., both in the Industrials sector, Microsoft Corp. in the IT sector, Vodafone Group PLC, ADR in the Telecommunication Services sector and Bank of America Corp. in the Financials sector.

Q. Were there any significant changes to the Fund during the reporting period?

A. In terms of sector allocation, we reduced exposure in the Financials sector early in the year due to concerns over deteriorating credit conditions and excessive leverage. In contrast, we increased exposure to the Energy sector as the combination of falling commodity prices and liquidation pressures from energy investors pushed prices to attractive values.

Legg Mason Partners Dividend Strategy Fund 2008 Annual Report	3

Fund overview continued

Thank you for your investment in Legg Mason Partners Dividend Strategy Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Scott K. Glasser	Peter J. Hable	Peter J. Vanderlee, CFA
Portfolio Manager	Portfolio Manager	Portfolio Manager
ClearBridge Advisors, LLC	ClearBridge Advisors, LLC	ClearBridge Advisors, LLC

November 18, 2008

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of October 31, 2008 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top 10 holdings (as a percentage of net assets) as of this date were: Exxon Mobil Corp. (4.0%), Wal-Mart Stores Inc. (3.9%), Johnson & Johnson (3.6%), Chevron Corp. (3.3%), JPMorgan Chase & Co. (3.1%), Microsoft Corp. (3.0%), Abbott Laboratories (2.7%), General Electric Co. (2.5%), Verizon Communications Inc. (2.5%) and Chubb Corp. (2.4%). Please refer to pages 10 through 14 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2008 were: Health Care (14.1%), Consumer Staples (14.0%), Industrials (13.8%), Financials (12.5%) and Information Technology (12.5%). The Fund’s portfolio composition is subject to change at any time.

RISKS: The Fund may invest in small- and mid-cap companies that may involve a higher degree of risk and volatility than investments in large-cap companies. The Fund is subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. The Fund may engage in active and frequent trading, resulting in high portfolio turnover. This may lead to the distribution of higher capital gains to shareholders, increasing their tax liability. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

4	Legg Mason Partners Dividend Strategy Fund 2008 Annual Report

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments — October 31, 2008

Legg Mason Partners Dividend Strategy Fund 2008 Annual Report	5

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2008 and held for the six months ended October 31, 2008.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]
	ACTUAL TOTAL RETURN WITHOUT SALES CHARGES[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]
Class 1	(22.92)%	$1,000.00	$770.80	0.85%	$3.78
Class A	(23.08)	1,000.00	769.20	1.25	5.56
Class B	(23.39)	1,000.00	766.10	2.00	8.88
Class C	(23.22)	1,000.00	767.80	1.68	7.47
Class I	(22.95)	1,000.00	770.50	0.64	2.85

[1]	For the six months ended October 31, 2008.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable initial sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

6	Legg Mason Partners Dividend Strategy Fund 2008 Annual Report

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]
	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]
Class 1	5.00%	$1,000.00	$1,020.86	0.85%	$4.32
Class A	5.00	1,000.00	1,018.85	1.25	6.34
Class B	5.00	1,000.00	1,015.08	2.00	10.13
Class C	5.00	1,000.00	1,016.69	1.68	8.52
Class I	5.00	1,000.00	1,021.92	0.64	3.25

[1]	For the six months ended October 31, 2008.

[2]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

Legg Mason Partners Dividend Strategy Fund 2008 Annual Report	7

Fund performance (unaudited)

AVERAGE ANNUAL TOTAL RETURNS[1]
	WITHOUT SALES CHARGES[2]
	CLASS 1	CLASS A	CLASS B	CLASS C	CLASS I
Twelve Months Ended 10/31/08	(27.97)%	(28.23)%	(28.78)%	(28.55)%	N/A
Five Years Ended 10/31/08	0.11	(0.31)	(1.06)	(0.72)	N/A
Ten Years Ended 10/31/08	0.85	0.34	(0.43)	N/A	N/A
Inception* through 10/31/08	7.16	3.94	3.14	(5.64)	(20.40)%

	WITH SALES CHARGES[3]
	CLASS 1	CLASS A	CLASS B	CLASS C	CLASS I
Twelve Months Ended 10/31/08	(34.09)%	(32.36)%	(32.15)%	(29.23)%	N/A
Five Years Ended 10/31/08	(1.65)	(1.48)	(1.23)	(0.72)	N/A
Ten Years Ended 10/31/08	(0.04)	(0.25)	(0.43)	N/A	N/A
Inception* through 10/31/08	6.72	3.44	3.14	(5.64)	(20.40)%

CUMULATIVE TOTAL RETURNS[1]
	WITHOUT SALES CHARGES[2]
Class 1 (10/31/98 through 10/31/08)			8.83%
Class A (10/31/98 through 10/31/08)			3.46
Class B (10/31/98 through 10/31/08)			(4.19)
Class C (Inception date of 9/19/00 through 10/31/08)			(37.59)
Class I (Inception date of 3/5/08 through 10/31/08)			(20.40)

[1]

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class 1 and A shares or the applicable CDSC with respect to Class B and C shares.

[3]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class 1 and A shares reflect the deduction of the maximum initial sales charges of 8.50% and 5.75%, respectively; Class B shares reflect the deduction of a 5.00% CDSC which applies if shares are redeemed within one year from purchase payment. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class 1, A, B, C and I shares are April 14, 1987, August 18, 1996, August 18, 1996, September 19, 2000 and March 5, 2008, respectively.

8	Legg Mason Partners Dividend Strategy Fund 2008 Annual Report

Historical performance (unaudited)

VALUE OF $10,000 INVESTED IN CLASS 1, A AND B SHARES OF LEGG MASON PARTNERS DIVIDEND STRATEGY FUND VS. S&P 500 INDEX† — October 1998 - October 2008

†	Hypothetical illustration of $10,000 invested in Class 1, A and B shares of Legg Mason Partners Dividend Strategy Fund on October 31, 1998, assuming the deduction of the maximum initial sales charge at the time of investment of 8.50% for Class 1 shares and 5.75% for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2008. The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S. Figures for the Index include reinvestment distributions, including returns of capital, if any. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class 1, A and B shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason Partners Dividend Strategy Fund 2008 Annual Report	9

Schedule of investments

October 31, 2008

LEGG MASON PARTNERS DIVIDEND STRATEGY FUND
SHARES	SECURITY	VALUE

COMMON STOCKS — 94.7%
CONSUMER DISCRETIONARY — 5.3%
	Hotels, Restaurants & Leisure — 1.6%
475,000	McDonald’s Corp.	$27,516,750
	Household Durables — 0.5%
483,700	Leggett & Platt Inc.	8,397,032
	Media — 1.2%
200,000	Comcast Corp., Class A Shares	3,152,000
400,000	Regal Entertainment Group, Class A Shares	5,136,000
1,328,170	Time Warner Inc.	13,401,235
	Total Media	21,689,235
	Specialty Retail — 2.0%
531,620	Gap Inc.	6,879,163
1,082,050	Home Depot Inc.	25,525,560
248,430	Williams-Sonoma Inc.	2,057,000
	Total Specialty Retail	34,461,723
	Textiles, Apparel & Luxury Goods — 0.0%
10,000	V.F. Corp.	551,000
	TOTAL CONSUMER DISCRETIONARY	92,615,740
CONSUMER STAPLES — 14.0%
	Beverages — 2.0%
450,000	Coca-Cola Co.	19,827,000
250,000	PepsiCo Inc.	14,252,500
	Total Beverages	34,079,500
	Food & Staples Retailing — 3.9%
1,226,500	Wal-Mart Stores Inc.	68,450,965
	Food Products — 5.8%
150,004	Cadbury PLC, ADR	5,547,148
300,000	General Mills Inc.	20,322,000
200,000	H.J. Heinz Co.	8,764,000
1,396,217	Kraft Foods Inc., Class A Shares	40,685,763
100,000	Unilever NV	2,405,000
984,610	Unilever PLC, ADR	22,212,802
	Total Food Products	99,936,713
	Household Products — 2.3%
240,000	Kimberly-Clark Corp.	14,709,600
400,000	Procter & Gamble Co.	25,816,000
	Total Household Products	40,525,600
	TOTAL CONSUMER STAPLES	242,992,778

See Notes to Financial Statements.

10	Legg Mason Partners Dividend Strategy Fund 2008 Annual Report

LEGG MASON PARTNERS DIVIDEND STRATEGY FUND
SHARES	SECURITY	VALUE

ENERGY — 12.2%
	Energy Equipment & Services — 2.3%
308,400	Baker Hughes Inc.	$10,778,580
80,000	Diamond Offshore Drilling Inc.	7,104,000
222,030	Halliburton Co.	4,393,974
340,680	Schlumberger Ltd.	17,596,122
	Total Energy Equipment & Services	39,872,676
	Oil, Gas & Consumable Fuels — 9.9%
435,000	BP PLC, ADR	21,619,500
763,169	Chevron Corp.	56,932,407
58,400	ConocoPhillips	3,037,968
30,000	Devon Energy Corp.	2,425,800
940,919	Exxon Mobil Corp.	69,740,916
195,000	Newfield Exploration Co.*	4,481,100
140,000	Petroleo Brasileiro SA, ADR	3,764,600
265,000	Spectra Energy Corp.	5,122,450
110,000	Total SA, ADR	6,098,400
	Total Oil, Gas & Consumable Fuels	173,223,141
	TOTAL ENERGY	213,095,817
FINANCIALS — 12.5%
	Capital Markets — 1.2%
222,730	Bank of New York Mellon Corp.	7,260,998
192,100	Franklin Resources Inc.	13,062,800
	Total Capital Markets	20,323,798
	Commercial Banks — 1.7%
654,200	Comerica Inc.	18,049,378
220,400	Webster Financial Corp.	4,086,216
205,000	Wells Fargo & Co.	6,980,250
	Total Commercial Banks	29,115,844
	Diversified Financial Services — 3.9%
610,300	Bank of America Corp.	14,750,951
1,301,357	JPMorgan Chase & Co.	53,680,976
	Total Diversified Financial Services	68,431,927
	Insurance — 3.6%
816,304	Chubb Corp.	42,300,874
500,000	Travelers Cos. Inc.	21,275,000
	Total Insurance	63,575,874
	Real Estate Investment Trusts (REITs) — 1.8%
1,825,000	Annaly Capital Management Inc.	25,367,500
1,000,000	Chimera Investment Corp.	2,880,000

See Notes to Financial Statements.

Legg Mason Partners Dividend Strategy Fund 2008 Annual Report	11

Schedule of investments continued

October 31, 2008

LEGG MASON PARTNERS DIVIDEND STRATEGY FUND
SHARES	SECURITY	VALUE

	Real Estate Investment Trusts (REITs) — 1.8% continued
196,300	LaSalle Hotel Properties	$2,763,904
	Total Real Estate Investment Trusts (REITs)	31,011,404
	Thrifts & Mortgage Finance — 0.3%
325,000	Hudson City Bancorp Inc.	6,113,250
	TOTAL FINANCIALS	218,572,097
HEALTH CARE — 14.1%
	Health Care Equipment & Supplies — 2.4%
599,302	Baxter International Inc.	36,251,778
125,000	Medtronic Inc.	5,041,250
	Total Health Care Equipment & Supplies	41,293,028
	Pharmaceuticals — 11.7%
857,399	Abbott Laboratories	47,285,555
600,000	Bristol-Myers Squibb Co.	12,330,000
50,000	Eli Lilly & Co.	1,691,000
1,015,447	Johnson & Johnson	62,287,519
322,856	Merck & Co. Inc.	9,992,393
607,900	Novartis AG, ADR	30,996,821
750,000	Pfizer Inc.	13,282,500
240,000	Schering-Plough Corp.	3,477,600
718,775	Wyeth	23,130,179
	Total Pharmaceuticals	204,473,567
	TOTAL HEALTH CARE	245,766,595
INDUSTRIALS — 13.8%
	Aerospace & Defense — 4.1%
78,420	Boeing Co.	4,099,013
786,852	Honeywell International Inc.	23,959,644
325,000	Raytheon Co.	16,610,750
475,000	United Technologies Corp.	26,106,000
	Total Aerospace & Defense	70,775,407
	Air Freight & Logistics — 1.4%
457,000	United Parcel Service Inc., Class B Shares	24,120,460
	Commercial Services & Supplies — 1.4%
800,000	Waste Management Inc.	24,984,000
	Electrical Equipment — 2.4%
902,554	Emerson Electric Co.	29,540,592
316,700	Hubbell Inc., Class B Shares	11,360,029
	Total Electrical Equipment	40,900,621
	Industrial Conglomerates — 4.0%
150,000	3M Co.	9,645,000

See Notes to Financial Statements.

12	Legg Mason Partners Dividend Strategy Fund 2008 Annual Report

LEGG MASON PARTNERS DIVIDEND STRATEGY FUND
SHARES	SECURITY	VALUE

	Industrial Conglomerates — 4.0% continued
2,247,566	General Electric Co.	$43,850,013
712,500	McDermott International Inc.*	12,205,125
175,000	Tyco International Ltd.	4,424,000
	Total Industrial Conglomerates	70,124,138
	Machinery — 0.5%
238,400	Dover Corp.	7,573,968
57,200	PACCAR Inc.	1,672,528
	Total Machinery	9,246,496
	TOTAL INDUSTRIALS	240,151,122
INFORMATION TECHNOLOGY — 12.5%
	Communications Equipment — 0.8%
300,000	Nokia Oyj, ADR	4,554,000
150,000	QUALCOMM Inc.	5,739,000
463,100	Telefonaktiebolaget LM Ericsson, ADR	3,274,117
	Total Communications Equipment	13,567,117
	Computers & Peripherals — 1.0%
200,000	International Business Machines Corp.	18,594,000
	Electronic Equipment, Instruments & Components — 0.2%
175,000	Tyco Electronics Ltd.	3,402,000
	IT Services — 1.3%
650,000	Automatic Data Processing Inc.	22,717,500
	Semiconductors & Semiconductor Equipment — 6.2%
836,500	Applied Materials Inc.	10,799,215
1,000,000	Intel Corp.	16,000,000
860,200	Linear Technology Corp.	19,509,336
712,500	Microchip Technology Inc.	17,548,875
2,973,900	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	24,564,414
987,400	Texas Instruments Inc.	19,313,544
	Total Semiconductors & Semiconductor Equipment	107,735,384
	Software — 3.0%
2,323,535	Microsoft Corp.	51,884,537
	TOTAL INFORMATION TECHNOLOGY	217,900,538
MATERIALS — 4.0%
	Chemicals — 2.6%
60,000	Air Products & Chemicals Inc.	3,487,800
952,990	E.I. du Pont de Nemours & Co.	30,495,680
226,240	PPG Industries Inc.	11,216,979
	Total Chemicals	45,200,459

See Notes to Financial Statements.

Legg Mason Partners Dividend Strategy Fund 2008 Annual Report	13

Schedule of investments continued

October 31, 2008

LEGG MASON PARTNERS DIVIDEND STRATEGY FUND
SHARES	SECURITY	VALUE

	Metals & Mining — 0.4%
300,000	Alcoa Inc.	$3,453,000
77,000	Freeport-McMoRan Copper & Gold Inc., Class B Shares	2,240,700
54,100	Nucor Corp.	2,191,591
	Total Metals & Mining	7,885,291
	Paper & Forest Products — 1.0%
438,121	Weyerhaeuser Co.	16,744,985
	TOTAL MATERIALS	69,830,735
TELECOMMUNICATION SERVICES — 5.1%
	Diversified Telecommunication Services — 3.6%
550,000	AT&T Inc.	14,723,500
1,455,489	Verizon Communications Inc.	43,184,359
575,000	Windstream Corp.	4,318,250
	Total Diversified Telecommunication Services	62,226,109
	Wireless Telecommunication Services — 1.5%
1,389,508	Vodafone Group PLC, ADR	26,775,818
	TOTAL TELECOMMUNICATION SERVICES	89,001,927
UTILITIES — 1.2%
	Electric Utilities — 0.6%
237,000	FPL Group Inc.	11,195,880
	Multi-Utilities — 0.6%
113,000	PG&E Corp.	4,143,710
125,000	Sempra Energy	5,323,750
	Total Multi-Utilities	9,467,460
	TOTAL UTILITIES	20,663,340
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $1,661,660,165)	1,650,590,689
Face Amount
SHORT-TERM INVESTMENT — 5.2%
	Repurchase Agreement — 5.2%
$90,152,000	Interest in $586,627,000 joint tri-party repurchase agreement dated 10/31/08 with Barclays Capital Inc., 0.200% due 11/3/08; Proceeds at maturity — $90,153,502; (Fully collateralized by various U.S. government agency obligations, 0.000% to 5.360% due 11/19/08 to 12/11/20; Market value — $91,955,044) (Cost — $90,152,000)	90,152,000
	TOTAL INVESTMENTS — 99.9% (Cost — $1,751,812,165#)	1,740,742,689
	Other Assets in Excess of Liabilities — 0.1%	873,209
	TOTAL NET ASSETS — 100.0%	$1,741,615,898

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $1,755,798,810.

Abbreviation used in this schedule:
ADR	—American Depositary Receipt

See Notes to Financial Statements.

14	Legg Mason Partners Dividend Strategy Fund 2008 Annual Report

Statement of assets and liabilities

October 31, 2008

ASSETS:
Investments, at value (Cost — $1,751,812,165)	$1,740,742,689
Foreign currency, at value (Cost — $36)	29
Cash	1,145
Receivable for securities sold	4,541,539
Dividends and interest receivable	2,642,944
Receivable for Fund shares sold	157,346
Prepaid expenses	70,163
Total Assets	1,748,155,855
LIABILITIES:
Payable for securities purchased	3,170,921
Payable for Fund shares repurchased	954,495
Investment management fee payable	754,481
Distribution fees payable	181,003
Trustees’ fees payable	22,723
Accrued expenses	1,456,334
Total Liabilities	6,539,957
TOTAL NET ASSETS	$1,741,615,898
NET ASSETS:
Par value (Note 6)	$1,321
Paid-in capital in excess of par value	1,784,620,769
Undistributed net investment income	1,127,721
Accumulated net realized loss on investments	(33,064,430)
Net unrealized depreciation on investments and foreign currencies	(11,069,483)
TOTAL NET ASSETS	$1,741,615,898
Shares Outstanding:
Class 1	94,980,161
Class A	26,625,994
Class B	9,835,002
Class C	561,493
Class I	86,217
Net Asset Value:
Class 1 (and redemption price)	$13.35
Class A (and redemption price)	$12.98
Class B*	$12.13
Class C*	$12.96
Class I (and redemption price)	$12.94
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$13.77

*	Redemption price per share is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Partners Dividend Strategy Fund 2008 Annual Report	15

Statement of operations

For the Year Ended October 31, 2008

INVESTMENT INCOME:
Dividends	$71,525,459
Interest	2,361,995
Less: Foreign taxes withheld	(420,488)
Total Investment Income	73,466,966
EXPENSES:
Investment management fee (Note 2)	14,154,225
Transfer agent fees (Note 4)	7,856,179
Distribution fees (Notes 2 and 4)	2,889,045
Shareholder reports (Note 4)	199,233
Trustees’ fees	73,624
Registration fees	55,162
Insurance	39,635
Audit and tax	31,384
Legal fees	24,696
Custody fees	24,636
Miscellaneous expenses	11,635
Total Expenses	25,359,454
Less: Fee waivers and/or expense reimbursements (Notes 2 and 4)	(1,898,393)
Net Expenses	23,461,061
NET INVESTMENT INCOME	50,005,905
REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTES 1 AND 3):
Net Realized Loss From Investment Transactions	(32,881,480)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(730,090,728)
Foreign currencies	(7)
Change in Net Unrealized Appreciation/Depreciation	(730,090,735)
NET LOSS ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	(762,972,215)
DECREASE IN NET ASSETS FROM OPERATIONS	$(712,966,310)

See Notes to Financial Statements.

16	Legg Mason Partners Dividend Strategy Fund 2008 Annual Report

Statements of changes in net assets

FOR THE YEARS ENDED OCTOBER 31,	2008	2007
OPERATIONS:
Net investment income	$50,005,905	$49,074,604
Net realized gain (loss)	(32,881,480)	101,021,304
Change in net unrealized appreciation/depreciation	(730,090,735)	178,458,520
Increase (Decrease) in Net Assets From Operations	(712,966,310)	328,554,428
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(49,661,937)	(49,838,214)
Net realized gains	(100,578,970)	(94,689,893)
Decrease in Net Assets From Distributions to Shareholders	(150,240,907)	(144,528,107)
FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	118,087,485	147,806,168
Reinvestment of distributions	150,006,370	144,289,404
Cost of shares repurchased	(382,584,461)	(444,767,488)
Decrease in Net Assets From Fund Share Transactions	(114,490,606)	(152,671,916)
INCREASE (DECREASE) IN NET ASSETS	(977,697,823)	31,354,405
NET ASSETS:
Beginning of year	2,719,313,721	2,687,959,316
End of year*	$1,741,615,898	$2,719,313,721
*Includes undistributed net investment income of:	$1,127,721	$1,174,904

See Notes to Financial Statements.

Legg Mason Partners Dividend Strategy Fund 2008 Annual Report	17

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31:
CLASS 1 SHARES[1]	2008	2007	2006	2005	2004
NET ASSET VALUE, BEGINNING OF YEAR	$19.71	$18.42	$16.90	$16.89	$16.36
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.39	0.37	0.34	0.34	0.06
Net realized and unrealized gain (loss)	(5.63)	1.94	2.37	0.02	0.50
Total income (loss) from operations	(5.24)	2.31	2.71	0.36	0.56
LESS DISTRIBUTIONS FROM:
Net investment income	(0.39)	(0.37)	(0.35)	(0.35)	(0.03)
Net realized gains	(0.73)	(0.65)	(0.84)	—	—
Total distributions	(1.12)	(1.02)	(1.19)	(0.35)	(0.03)
NET ASSET VALUE, END OF YEAR	$13.35	$19.71	$18.42	$16.90	$16.89
Total return[2]	(27.97)%	13.05%	16.92%	2.12%	3.41%
NET ASSETS, END OF YEAR (MILLIONS)	$1,268	$2,025	$2,032	$2,036	$2,288
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.86%	0.86%[3]	0.88%	0.94%	0.90%
Net expenses	0.86 [4]	0.86 [3,4,5]	0.85 [5]	0.94	0.90 [5]
Net investment income	2.33	1.96	2.00	1.99	0.36
PORTFOLIO TURNOVER RATE	31%	19%	21%	135%	35%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.85%.

[4]

As a result of an expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class 1 shares will not exceed the total net annual operating expenses of Class A shares less the 12b-1 differential of 0.25%.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

18	Legg Mason Partners Dividend Strategy Fund 2008 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31:
CLASS A SHARES[1]	2008	2007	2006	2005	2004
NET ASSET VALUE, BEGINNING OF YEAR	$19.19	$17.97	$16.52	$16.47	$16.03
INCOME (LOSS) FROM OPERATIONS:
Net investment income (loss)	0.32	0.29	0.27	0.28	(0.05)
Net realized and unrealized gain (loss)	(5.48)	1.89	2.32	0.02	0.49
Total income (loss) from operations	(5.16)	2.18	2.59	0.30	0.44
LESS DISTRIBUTIONS FROM:
Net investment income	(0.32)	(0.31)	(0.30)	(0.25)	—
Net realized gains	(0.73)	(0.65)	(0.84)	—	—
Total distributions	(1.05)	(0.96)	(1.14)	(0.25)	—
NET ASSET VALUE, END OF YEAR	$12.98	$19.19	$17.97	$16.52	$16.47
Total return[2]	(28.23)%	12.58%	16.50%	1.82%	2.74%
NET ASSETS, END OF YEAR (MILLIONS)	$346	$461	$395	$378	$404
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.64%	1.36%[3]	1.43%	1.59%	1.59%
Net expenses[4]	1.25 [5]	1.20 [3,5]	1.24 [5]	1.25 [5]	1.58
Net investment income (loss)	1.94	1.59	1.62	1.67	(0.33)
PORTFOLIO TURNOVER RATE	31%	19%	21%	135%	35%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.34% and 1.19%, respectively.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A shares would not exceed 1.25%.

See Notes to Financial Statements.

Legg Mason Partners Dividend Strategy Fund 2008 Annual Report	19

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31:
CLASS B SHARES[1]	2008	2007		2006	2005	2004
NET ASSET VALUE, BEGINNING OF YEAR	$18.01	$16.92		$15.62	$15.55	$15.26
INCOME (LOSS) FROM OPERATIONS:
Net investment income (loss)	0.19	0.15		0.14	0.15	(0.18)
Net realized and unrealized gain (loss)	(5.13)	1.77		2.18	0.02	0.47
Total income (loss) from operations	(4.94)	1.92		2.32	0.17	0.29
LESS DISTRIBUTIONS FROM:
Net investment income	(0.21)	(0.18)		(0.18)	(0.10)	—
Net realized gains	(0.73)	(0.65)		(0.84)	—	—
Total distributions	(0.94)	(0.83)		(1.02)	(0.10)	—
NET ASSET VALUE, END OF YEAR	$12.13	$18.01		$16.92	$15.62	$15.55
Total return[2]	(28.78)%	11.76%		15.61%	1.09%	1.90%
NET ASSETS, END OF YEAR (MILLIONS)	$120	$221		$250	$264	$292
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	2.14%	2.14%[3]		2.23%	2.38%	2.42%
Net expenses[4]	2.00 [5]	1.96	[3],5	1.96 [5]	2.00 [5]	2.42
Net investment income (loss)	1.20	0.87		0.90	0.93	(1.16)
PORTFOLIO TURNOVER RATE	31%	19%		21%	135%	35%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 2.13% and 1.94%, respectively.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class B shares will not exceed 2.00%.

See Notes to Financial Statements.

20	Legg Mason Partners Dividend Strategy Fund 2008 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31:
CLASS C SHARES[1]	2008	2007	2006	2005	2004
NET ASSET VALUE, BEGINNING OF YEAR	$19.17	$17.95	$16.48	$16.39	$15.98
INCOME (LOSS) FROM OPERATIONS:
Net investment income (loss)	0.25	0.21	0.20	0.18	(0.08)
Net realized and unrealized gain (loss)	(5.47)	1.88	2.30	0.04	0.49
Total income (loss) from operations	(5.22)	2.09	2.50	0.22	0.41
LESS DISTRIBUTIONS FROM:
Net investment income	(0.26)	(0.22)	(0.19)	(0.13)	—
Net realized gains	(0.73)	(0.65)	(0.84)	—	—
Total distributions	(0.99)	(0.87)	(1.03)	(0.13)	—
NET ASSET VALUE, END OF YEAR	$12.96	$19.17	$17.95	$16.48	$16.39
Total return[2]	(28.55)%	12.07%	15.94%	1.32%	2.57%
NET ASSETS, END OF YEAR (MILLIONS)	$7	$12	$11	$12	$5
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.67%	1.68%[3]	1.73%	1.75%	1.77%
Net expenses	1.67	1.67 [3,4]	1.69 [4]	1.75	1.77 [4]
Net investment income (loss)	1.52	1.13	1.18	1.05	(0.51)
PORTFOLIO TURNOVER RATE	31%	19%	21%	135%	35%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.66%.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Dividend Strategy Fund 2008 Annual Report	21

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31, UNLESS OTHERWISE NOTED:
CLASS I SHARES[1]	2008[2]
NET ASSET VALUE, BEGINNING OF PERIOD	$16.59
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.25
Net realized and unrealized loss	(3.58)
Total loss from operations	(3.33)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.32)
Total distributions	(0.32)
NET ASSET VALUE, END OF PERIOD	$12.94
Total return[3]	(20.40)%
NET ASSETS, END OF PERIOD (MILLIONS)	$1
RATIOS TO AVERAGE NET ASSETS:
Gross expenses[4]	0.64%
Net expenses[4]	0.64
Net investment income[4]	2.55
PORTFOLIO TURNOVER RATE	31%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period March 5, 2008 (inception date) to October 31, 2008.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

See Notes to Financial Statements.

22	Legg Mason Partners Dividend Strategy Fund 2008 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

The Legg Mason Partners Dividend Strategy Fund (the “Fund”) is a separate diversified investment series of the Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Legg Mason Partners Dividend Strategy Fund 2008 Annual Report	23

Notes to financial statements continued

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(e) REIT distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs.

(f) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

24	Legg Mason Partners Dividend Strategy Fund 2008 Annual Report

(g) Class accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of October 31, 2008, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS
(a)	$(391,151)	$391,151

(a)	Reclassifications are primarily due to book/tax differences in the treatment of distributions.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Fund’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Legg Mason Partners Dividend Strategy Fund 2008 Annual Report	25

Notes to financial statements continued

Under the investment management agreement, the Fund pays an investment management fee calculated daily and paid monthly, at an annual rate of the Fund’s average daily net assets in accordance with the following breakpoint schedule:

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	0.65%
Next $1 billion	0.60
Next $1 billion	0.55
Next $1 billion	0.50
Over $4 billion	0.45

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments. For its services, LMPFA pays ClearBridge 70% of the net management fee it receives from the Fund.

During the year ended October 31, 2008, the Fund’s Class A and B shares had voluntary expense limitations in place of 1.25% and 2.00% other than interest, brokerage, taxes and extraordinary expenses, respectively. As a result of an expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class 1 shares will not exceed the total net annual operating expenses of Class A shares less the 12b-1 differential of 0.25%.

During the year ended October 31, 2008, the Fund was reimbursed for expenses in the amount of $1,898,393.

Effective January 1, 2008, the manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below the voluntary fee waiver/reimbursement (“expense cap”) shown in the fee table of the Fund’s prospectus. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the expense cap.

Effective December 1, 2007 Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor. Prior to December 1, 2007 Citigroup Global Markets Inc. (“CGM”) and LMIS served as co-distributors of the Fund.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment.

26	Legg Mason Partners Dividend Strategy Fund 2008 Annual Report

This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2008, LMIS and its affiliates received sales charges of approximately $411,000 on sales of the Fund’s Class A shares. In addition, for the year ended October 31, 2008, CDSCs paid to LMIS and its affiliates were approximately:

	CLASS A		CLASS B	CLASS C
CDSCs	$0	*	$12,000	$0	*

*	Amount represents less than $1,000.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended October 31, 2008, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$679,632,517
Sales	935,870,131

At October 31, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$237,471,385
Gross unrealized depreciation	(252,527,506)
Net unrealized depreciation	$(15,056,121)

4. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan, the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% and 0.75% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

Legg Mason Partners Dividend Strategy Fund 2008 Annual Report	27

Notes to financial statements continued

For the year ended October 31, 2008, class specific expenses were as follows:

	DISTRIBUTION FEES	TRANSFER AGENT FEES	SHAREHOLDER REPORTS EXPENSES
Class 1	—	$3,819,275	$100,955
Class A	$1,059,894	3,159,985	76,008
Class B	1,730,138	872,459	21,877
Class C	99,013	4,428	377
Class I	—	32	16
Total	$2,889,045	$7,856,179	$199,233

For the year ended October 31, 2008, class specific waivers and/or reimbursements were as follows:

WAIVERS/ REIMBURSEMENTS
Class 1	—
Class A	$1,651,655
Class B	246,738
Class C	—
Class I	—
Total	$1,898,393

5. Distributions to shareholders by class

	YEAR ENDED OCTOBER 31, 2008	YEAR ENDED OCTOBER 31, 2007
Net Investment Income
Class 1	$38,795,573	$40,145,520
Class A	8,388,371	7,110,159
Class B	2,309,225	2,441,239
Class C	152,456	141,296
Class I†	16,312	—
Total	$49,661,937	$49,838,214
Net Realized Gains
Class 1	$73,774,675	$70,638,972
Class A	17,624,389	14,181,902
Class B	8,734,182	9,455,944
Class C	445,724	413,075
Class I†	—	—
Total	$100,578,970	$94,689,893

†	For the period March 5, 2008 (inception date) to October 31, 2008.

6. Shares of beneficial interest

At October 31, 2008, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

28	Legg Mason Partners Dividend Strategy Fund 2008 Annual Report

Transactions in shares of each class were as follows:

	YEAR ENDED OCTOBER 31, 2008		YEAR ENDED OCTOBER 31, 2007
	SHARES	AMOUNT	SHARES	AMOUNT
Class 1
Shares sold	—	—	2,085,892	$39,188,799
Shares issued on reinvestment	6,281,338	$112,570,248	6,053,358	110,785,318
Shares repurchased	(14,041,747)	(235,672,845)	(15,691,012)	(296,499,467)
Net decrease	(7,760,409)	$(123,102,597)	(7,551,762)	$(146,525,350)
Class A
Shares sold	6,088,135	$99,794,638	4,663,881	$85,813,093
Shares issued on reinvestment	1,483,325	25,876,697	1,188,822	21,178,790
Shares repurchased	(4,991,006)	(80,850,105)	(3,769,140)	(69,342,727)
Net increase	2,580,454	$44,821,230	2,083,563	$37,649,156
Class B
Shares sold	1,021,432	$15,578,384	1,192,259	$20,548,198
Shares issued on reinvestment	664,832	11,008,199	711,225	11,829,163
Shares repurchased	(4,126,759)	(63,235,729)	(4,423,478)	(76,399,960)
Net decrease	(2,440,495)	$(36,649,146)	(2,519,994)	$(44,022,599)
Class C
Shares sold	82,746	$1,277,865	123,800	$2,256,078
Shares issued on reinvestment	30,435	534,914	28,004	496,133
Shares repurchased	(175,601)	(2,823,910)	(137,114)	(2,525,334)
Net increase (decrease)	(62,420)	$(1,011,131)	14,690	$226,877
Class I†
Shares sold	85,265	$1,436,598	—	—
Shares issued on reinvestment	1,072	16,312	—	—
Shares repurchased	(120)	(1,872)	—	—
Net increase	86,217	$1,451,038	—	—

†	For the period March 5, 2008 (inception date) to October 31, 2008.

7. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended October 31, were as follows:

	2008	2007
Distributions paid from:
Ordinary income	$57,960,397	$80,430,885
Net long-term capital gains	92,280,510	64,097,222
Total taxable distributions	$150,240,907	$144,528,107

Legg Mason Partners Dividend Strategy Fund 2008 Annual Report	29

Notes to financial statements continued

As of October 31, 2008, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$1,164,293
Capital loss carryforward*	(29,077,785)
Other book/tax temporary differences(a)	(36,572)
Unrealized appreciation/(depreciation)(b)	(15,056,128)
Total accumulated earnings/(losses) — net	$(43,006,192)

*	As of October 31, 2008, the Fund had the following net capital loss carryforward remaining:

YEAR OF EXPIRATION	AMOUNT
10/31/2016	$(29,077,785)

This amount will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

8. Regulatory matters

On May 31, 2005, the Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and CGM, a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform

30	Legg Mason Partners Dividend Strategy Fund 2008 Annual Report

almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

9. Legal matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the

Legg Mason Partners Dividend Strategy Fund 2008 Annual Report	31

Notes to financial statements continued

Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals.

32	Legg Mason Partners Dividend Strategy Fund 2008 Annual Report

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*  *  *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgement was later entered. An appeal has been filed and is pending before the U.S. Court of Appeals for the Second Circuit.

10. Recent accounting pronouncements

On September 20, 2006, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management has determined that there is no material impact to the Fund’s valuation policies as a result of adopting FAS 157. The Fund will implement the disclosure requirements beginning with its January 31, 2009 Form N-Q.

*  *  *

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

*  *  *

Legg Mason Partners Dividend Strategy Fund 2008 Annual Report	33

Notes to financial statements continued

During September 2008, FASB Staff Position FAS 133-1 and FASB Interpretation 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161 (“Amendment”) was issued and is effective for annual and interim reporting periods ending after November 15, 2008. The Amendment requires enhanced disclosures regarding credit derivatives and hybrid financial instruments containing embedded credit derivatives. Management is currently evaluating the impact the adoption of the Amendment will have on the Fund’s financial statement disclosures.

34	Legg Mason Partners Dividend Strategy Fund 2008 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Dividend Strategy Fund, a series of Legg Mason Partners Equity Trust, as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Dividend Strategy Fund as of October 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 22, 2008

Legg Mason Partners Dividend Strategy Fund 2008 Annual Report	35

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Partners Dividend Strategy Fund (the “Fund”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

NON-INTERESTED TRUSTEES
PAUL R. ADES c/o R. Jay Gerken, CFA, Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue, New York, NY 10018
Birth year	1940
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Law Firm of Paul R. Ades, PLLC (since 2000)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None
ANDREW L. BREECH c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1952
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None

36	Legg Mason Partners Dividend Strategy Fund

DWIGHT B. CRANE c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1937
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Independent Consultant (since 1969); Professor, Harvard Business School (from 1969 to 2007)
Number of portfolios in fund complex overseen by Trustee	59
Other board memberships held by Trustee	None
ROBERT M. FRAYN, JR. c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1934
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None
FRANK G. HUBBARD c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1937
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International, Inc. (Business Development) (since 1998)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None

Legg Mason Partners Dividend Strategy Fund	37

Additional information (unaudited) continued

Information about Trustees and Officers

HOWARD J. JOHNSON c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1938
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and 2000 to Present
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None
DAVID E. MARYATT c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1936
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1993)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None
JEROME H. MILLER c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1938
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None

38	Legg Mason Partners Dividend Strategy Fund

KEN MILLER c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1942
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, Young Stuff Apparel Group, Inc. (apparel manufacturer) (since 1963)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None
JOHN J. MURPHY c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1944
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	President, Murphy Capital Management (investment advice) (since 1983)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	Director, Nicholas Applegate Funds; Trustee, Consulting Group Capital Markets Funds; Formerly, Director, Atlantic Stewardship Bank (from 2004 to 2005); Director, Barclays International Funds Group Ltd. and affiliated companies (from 1983 to 2003)
THOMAS F. SCHLAFLY c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1948
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Of Counsel, Husch Blackwell Sanders LLP (law firm) (since 1984); President, The Saint Louis Brewery, Inc. (brewery) (since 1989)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	Director, Citizens National Bank St. Louis, Maplewood, MO (since 2006)

Legg Mason Partners Dividend Strategy Fund	39

Additional information (unaudited) continued

Information about Trustees and Officers

JERRY A. VISCIONE c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1944
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None
INTERESTED TRUSTEE
R. JAY GERKEN, CFA[3] Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Trustee President, Chairman, and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason; Chairman of the Board and Trustee/Director of 163 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason and its affiliates; Formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and CitiFund Management Inc. (“CFM”) (from 2002 to 2005); Formerly, Chairman President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)
Number of portfolios in fund complex overseen by Trustee	148
Other board memberships held by Trustee	Trustee, Consulting Group Capital Markets Funds (from 2002 to 2006)
OFFICERS
KAPREL OZSOLAK Legg Mason 55 Water Street, New York, NY 10041
Birth year	1965
Position(s) held with Fund[1]	Chief Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)

40	Legg Mason Partners Dividend Strategy Fund

TED P. BECKER Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Formerly, Managing Director of Compliance at CAM or its predecessor (from 2002 to 2005)
JOHN CHIOTA Legg Mason 100 First Stamford Place, Stamford, CT 06902
Birth year	1968
Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past five years	Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse
ROBERT I. FRENKEL Legg Mason 100 First Stamford Place, Stamford, CT 06902
Birth year	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2003
Principal occupation(s) during past five years	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)
THOMAS C. MANDIA Legg Mason 100 First Stamford Place, Stamford, CT 06902
Birth year	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2000
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (from 1992 to 2005)

Legg Mason Partners Dividend Strategy Fund	41

Additional information (unaudited) continued

Information about Trustees and Officers

ALBERT LASKAJ Legg Mason 55 Water Street, New York, NY 10041
Birth year	1977
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2005 to 2007); Formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2003 to 2005)
STEVEN FRANK Legg Mason 55 Water Street, New York, NY 10041
Birth year	1967
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during past five years	Vice President of Legg Mason (since 2002); Controller of certain mutual funds associated with Legg Mason or its predecessors (since 2005); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (from 2001 to 2005)

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable for a fund in the Legg Mason Partners funds complex.

[3]	Mr. Gerken is an “interested person” of the Trust as defined in the 1940 Act, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

42	Legg Mason Partners Dividend Strategy Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2008:

Record date:	12/12/2007	12/26/2007	3/28/2008	6/27/2008	9/29/2008
Payable date:	12/13/2007	12/27/2007	3/31/2008	6/30/2008	9/30/2008
Ordinary income:
Qualified dividend income for individuals	100.00%	100.00%	100.00%	100.00%	100.00%
Dividends qualifying for the dividends received deduction for corporations	100.00%	100.00%	100.00%	100.00%	100.00%
Long-term capital gain dividend	$0.671804	—	—	—	—

Please retain this information for your records.

Legg Mason Partners Dividend Strategy Fund	43

Legg Mason Partners Dividend Strategy Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

R. Jay Gerken, CFA
Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Advisors, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

PNC Global Investment Servicing (formerly, PFPC Inc.)

4400 Computer Drive

Westborough,

Massachusetts 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, New York 10154

Legg Mason Partners Dividend Strategy Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland business trust.

LEGG MASON PARTNERS DIVIDEND STRATEGY FUND

Legg Mason Partners Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Partners Dividend Strategy Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2008 Legg Mason Investor Services, LLC

Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked ninth-largest money manager in the world, according to Pensions & Investments, May 26, 2008, based on 12/31/07 worldwide assets under management.

www.leggmason.com/individualinvestors

©2008 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD2102 12/08 SR08-702

NOT PART OF THE ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	Principal Accountant Fees and Services.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2007 and October 31, 2008 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $108,000 in 2007 and $91,000 in 2008.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $18,000 in 2007 and $4,500 in 2008. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Equity Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to August 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $22,100 in 2007 and $12,100 in 2008. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2007 and 2008; Tax Fees were 100% and 0% for 2007 and 2008; and Other Fees were 100% and 0% for 2007 and 2008.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2008.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date: January 7, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date: January 7, 2009

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Equity Trust

Date: January 7, 2009